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                                                                   EXHIBIT 10.58


                       FIRST AMENDMENT TO PROMISSORY NOTE


         This First Amendment to Promissory Note (the "Amendment") is made as of October 29, 1996, and amends and restates certain portions of that certain Promissory Note dated as of May 24, 1996 with a principal amount of $2,000,000 (the "2,000,000 Note"), issued pursuant to that certain Credit Agreement dated May 24, 1996 (the "Credit Agreement") between Interact Medical Technologies Corporation, a Delaware corporation ("Borrower") and Baxter Healthcare Corporation, a Delaware corporation ("Lender"). Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the $2,000,000 Note.

                                    RECITALS

         A. Lender and Borrower desire to restate certain terms of the $2,000,000 Note;

         B. This Amendment is executed pursuant to Section 6.04 of the Credit Agreement, which permits the amendment of any of the notes issued pursuant to the Credit Agreement with the signatures of both Lender and Borrower.

                                    AMENDMENT

         NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereby agree as follows:

         1. Amendment to the $2,000,000 Note. The second sentence of the second paragraph of the $2,000,000 Note is hereby amended and restated in its entirety as follows:

         "If the closing date for the Borrower's IPO occurs before December 31, 1996, then immediately following such closing the principal amount, together with all accrued interest, shall be converted into Common Stock at the price to the public for shares of Common Stock issued in the IPO as stated in the Registration Statement (the "IPO Price")."

         2. Effect of Amendment; Conflicts. Except as amended and set forth above, the $2,000,000 Note shall continue in full force and effect. In the event of any conflict between the terms of the $2,000,000 Note and the terms of this Amendment, the terms of this Amendment shall govern and control.

         3. Further Assurances. The parties agree to execute such further instruments, agreements and documents and to take such further action as may reasonably be necessary to carry out the intent of this Amendment.
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         4. Counterparts. This Amendment may be executed in any number of counterparts, each which shall be deemed an original, and all of which together shall constitute one instrument.

         5. Severability. If one or more provisions of this Amendment are held to be unenforceable under applicable law, such provision(s) shall be excluded from this Amendment and the balance of the Amendment shall be interpreted as if such provision(s) were so excluded and shall be enforceable in accordance with its terms.

         6. Entire Agreement. This Amendment, together with the $2,000,000 Note, constitute the full and entire understanding and agreement among the parties with regard to the subjects hereof and thereof.

         7. Governing Law. This Amendment shall be governed by and construed under the laws of the State of California as applied to agreements among California residents entered into and to be performed entirely within California.

         8. Binding Effect. This Amendment shall be binding upon Lender and Borrower pursuant to Section 6.04 of the Credit Agreement.





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         IN WITNESS WHEREOF, this Amendment is hereby executed as of the date first above written.

                                            BORROWER:

                                            INTERACT MEDICAL TECHNOLOGIES
                                            CORPORATION, a Delaware corporation


                                            By:_________________________________
                                                 Thomas Mignanelli,
                                                 Chief Financial Officer


                                            LENDER:

                                            BAXTER HEALTHCARE CORPORATION, a
                                            Delaware corporation


                                            By:_________________________________
                                                 Jay Wertheim,
                                                 Vice President





















                      [SIGNATURE PAGE TO FIRST AMENDMENT TO
                                PROMISSORY NOTE]